Exhibit 10.1
SIXTH AMENDMENT TO LEASE
     THIS SIXTH AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 23rd day of September, 2005, by and between BMR-675 WEST KENDALL STREET LLC, a Delaware limited liability company (“Landlord,” as successor-in-interest to Kendall Square, LLC, a Delaware limited liability company (“Original Landlord”)), and VERTEX PHARMACEUTICALS INCORPORATED (“Tenant”).
RECITALS
     A. WHEREAS, Original Landlord and Tenant entered into that certain Lease dated as of January 18, 2001 (as the same has been amended, supplemented or otherwise modified from time to time, the “Lease”), whereby Tenant leases certain premises (the “Premises”) from Landlord at 675 West Kendall Street in Cambridge, Massachusetts (the “Building”);
     B. WHEREAS, Tenant has requested that Landlord extend the required completion dates for the Phase IB Work and the Phase II Work; and
     C. WHEREAS, Landlord and Tenant desire to modify and amend the Lease only in the respects and on the conditions hereinafter stated.
AGREEMENT
     NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:
     1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Lease unless otherwise defined herein.
     2. Amendment of Completion Dates. The two references to “September 1, 2005” in the next to last paragraph of Section 3.2.1 of the Lease, as previously amended, are hereby changed to “February 1, 2006.” In addition, the words “commence on or before October 1, 2005 and substantially complete all Tenant’s Work as to the remainder of the Premises (“Phase III Work”) within thirty-six (36) months after the Commencement Date” in clause (c) of the last sentence of the next-to-last paragraph of Section 3.2.1 of the Lease is hereby replaced with “substantially complete all Tenant’s Work as to the remainder of the Premises (“Phase III Work”) on or before June 30, 2006”.
     3. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment and agrees to indemnify, defend and hold Landlord harmless from any and all cost or liability for compensation claimed by any such broker or agent employed or engaged by it or claiming to have been employed or engaged by it.

     4. No Default. Neither Tenant nor Landlord has any actual knowledge of any default of by either party of its respective obligations under the Lease.
     5. Effect of Amendment. Except as modified by this Amendment, the Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. The covenants, agreements, terms, provisions and conditions contained in this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and, except as otherwise provided in the Lease, their respective assigns. In the event of any conflict between the terms contained in this Amendment and the Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties.
     6. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference.
     7. Counterparts. This Amendment may be executed in one or more counterparts that, when taken together, shall constitute one original.
     8. Surety Agreement. The Landlord, in its capacity as surety under an Agreement of Surety Indemnity dated as of September 16, 2003, by execution of this Amendment hereby consents to the same.
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     IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands as of the date and year first above written, and acknowledge that they possess the requisite authority to enter into this transaction and to execute this Amendment.

LANDLORD:

WITNESS:		BMR-675 WEST KENDALL STREET LLC, a Delaware limited liability company

/s/ KEVIN SIMONSEN		By:	/s/ ALAN D. GOLD

Name:	Kevin Simonsen	Name:	Alan D. Gold

		Title:	President

TENANT:

WITNESS:		VERTEX PHARMACEUTICALS INCORPORATED

/s/ ALFRED VAZ		By:	/s/ KENNETH S. BOGER

Name:	Alfred Vaz, Jr.	Name:	Kenneth S. Boger

		Title:	Senior Vice President and General Counsel